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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        October 24, 2003
                                                        ----------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                        0-12255                 48-0948788
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas   66211
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               (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.

                  Not applicable


         (b)      Pro forma financial information.

                  Not applicable


         (c)      Exhibits.

                  99.1   Press Release dated October 23, 2003.


Item 12. Results of Operations and Financial Condition

On October 23, 2003, Yellow Corporation announced its results of operations and financial condition for the quarter ending September 30, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      YELLOW CORPORATION
                                                --------------------------------
                                                         (Registrant)

Date:    October 24, 2003                        By: /s/ Donald G. Barger, Jr.
     -------------------------                   -------------------------------
                                                 Donald G. Barger, Jr.
                                                 Senior Vice President and Chief
                                                 Financial Officer